                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) November 21, 2002
                                                (November 15, 2002)
                                                 -------------------------------

                        SOURCE INTERLINK COMPANIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Missouri
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

              1-13437                                    43-1710906
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      (Commission File Number)                 (IRS Employer Identification No.)


Two City Place Drive, Suite 380, St. Louis, MO              63141
--------------------------------------------------------------------------------
   (Address of Principal Executive Offices)               (Zip Code)


                                 (314) 995-9040
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                        SOURCE INTERLINK COMPANIES, INC.

                                    FORM 8-K

ITEM 5.  OTHER EVENTS.

         On November 15, 2002, the Board of Directors of Source Interlink Companies, Inc. appointed Marc Fierman, Chief Financial Officer, effective immediately. A copy of the press release making this announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1   Press Release dated November 21, 2002.


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 21, 2002

                                                 SOURCE INTERLINK COMPANIES, INC


                                             By: /s/ Marc Fierman
                                                 -------------------------------
                                                 Marc Fierman
                                                 Vice President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX

         Exhibit
         Number    Description
         -------   -----------
         99.1      Press Release dated November 21, 2002.


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